REGISTRATION RIGHTS AGREEMENT

                           June 5, 2000


To each of the holders of outstanding
securities (the "Dicon Shareholders")
of Vismed, Inc., d/b/a Dicon, a California corporation ("Dicon"), pursuant to the Agreement and Plan of Reorganization dated May 16, 2000

Ladies and Gentlemen:

     This will confirm that, in consideration of your agreement to sell and transfer to Paradigm Medical Industries, Inc, a Delaware corporation, ("Paradigm"), all of the securities of Dicon held by you, in exchange for shares of the restricted Common Stock of Paradigm, all pursuant to, and as provided in, that Agreement and Plan of Reorganization dated May 16, 2000 (the "Agreement and Plan of Reorganization") entered into by and among Paradigm, Paradigm Subsidiary, Inc., a Utah corporation ("Paradigm Subsidiary"), and Dicon and as an inducement to Dicon and the Dicon Shareholders to consummate the transaction contemplated by the Agreement and Plan of Reorganization, Paradigm covenants and agrees with each of the Dicon Shareholders as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the common stock, $0.001 par value per share, of Paradigm, as constituted as of the date of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Restricted Stock" shall mean the shares of Paradigm Common Stock issued to you pursuant to the Agreement and Plan of Reorganization, excluding shares (i) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; or
     (ii) which have been publicly sold pursuant to Rule 144 under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 5.

     2. Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided herein be stamped or otherwise imprinted with a legend substantially in the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN PARADIGM, PARADIGM SUBSIDIARY AND THE SHAREHOLDER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF PARADIGM.

     3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4), the holder of such Restricted Stock shall give written notice to Paradigm of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel satisfactory to Paradigm to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) Paradigm receives a satisfactory opinion of counsel that such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act); or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of Paradigm) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

     4. Demand Registration. For a period of five (5) years from the date beginning five (5) months from the date hereof (the "Term"), any holder of Restricted Stock may make a written request for registration under the Securities Act (a "Demand Registration") of all or part of such holder of Restricted Stock; provided, however, that Paradigm need effect a total of only one Demand Registration on behalf of such holder. Such request shall specify the number of shares of Restricted Stock proposed to be registered. If Paradigm at any time proposes to register any Restricted Stock under the Securities Act for resale pursuant to a Demand Registration, at such time it will give written notice to all other holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holders, received by Paradigm within ten (10) days following the date of Paradigm's registration notice to register the holders' Restricted Stock, Paradigm will use its best efforts to cause such Restricted Stock to be included in the registration statement proposed to be filed by Paradigm. The holders of Restricted Stock to be registered pursuant to this Section 4 shall execute such documentation as may be reasonably necessary to effect the registration and resale of the Restricted Stock proposed to be included in such a registration statement upon the exercise of a Demand Registration.

     5. Registration Procedures. If and whenever Paradigm is required by the provisions of Section 4 to use its best efforts to effect the registration of any Restricted Stock under the Securities Act, Paradigm will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the holders' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock covered by such registration statement such number of copies of the registration statement and the printed prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) after the filing of the registration statement, Paradigm will promptly notify each seller of Restricted Stock covered by the registration statement of all comments delivered to Paradigm by the Commission and take all reasonable actions required to respond to such comments;

          (e) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock reasonably shall request, provided, however, that Paradigm shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (f) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of Paradigm is then listed;

          (g) immediately notify each seller of Restricted Stock under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Paradigm has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (h) in connection with each registration hereunder, the sellers of Restricted Stock will furnish to Paradigm in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     6. Expenses. All expenses incurred by in connection with a registration pursuant to Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Paradigm, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, shall be borne by Paradigm; provided, however, that Paradigm shall not be required to pay for any registration proceeding begun pursuant to Section 4 if the registration request is subsequently withdrawn by the Registered Holder.

     7.   Indemnification and Contribution.

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, Paradigm will indemnify and hold harmless each seller of such Restricted Stock thereunder, and each other person, if any, who controls such seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock were registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Paradigm will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless Paradigm, each person, if any, who controls Paradigm within the meaning of the Securities Act, each officer of Paradigm who signs the registration statement, and each director of Paradigm, against all losses, claims, damages or liabilities, joint or several, to which Paradigm or such officer, director, or controlling person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Paradigm and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to Paradigm by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or the threat of commencement, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with and oversight of counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assert such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, Paradigm and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and Paradigm is responsible for the remaining portion; provided, however, that, in any such case, (A) no holder will be required to contribute any amount in excess of the net proceeds of the sale of all such Restricted Stock sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity.

     8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Paradigm under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by Paradigm as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Paradigm, and such other reports and documents so filed by Paradigm as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

    10. Representations and Warranties of Paradigm. Paradigm represents and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by Paradigm have been duly authorized by all requisite corporate action and will not violate any provision of the law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of Paradigm or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Paradigm.

          (b) This Agreement has been duly executed and delivered by Paradigm and constitutes the legal, valid and binding obligation of Paradigm, enforceable in accordance with its terms.

    11.   Miscellaneous.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock), whether so expressed or not.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                    (i) if to Paradigm or any other party hereto, at the address of such party set forth in the Agreement and Plan of Reorganization;

                    (ii) if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to Paradigm in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to Paradigm by holders of Restricted Stock in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of Paradigm and the holders of the outstanding shares of Restricted Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) The obligations of Paradigm to register shares of Restricted Stock under Section 4 shall terminate five (5) years and five (5) months from the date of this Agreement.

          (g) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to attorney's fees, costs and disbursements in addition to any other relief to which such party may be entitled.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding Agreement between Paradigm and you.

                                 Very truly yours,

PARADIGM SUBSIDIARY, INC.        PARADIGM MEDICAL INDUSTRIES, INC.


By: /s/ Thomas F. Motter         By: /s/ Thomas F. Motter
   ---------------------            -----------------------
Title: CEO                       Title: CEO
   ---------------------            -----------------------


Agreed to and accepted as of the date
first above written.


By: ______________________________________
Print Name:  _____________________________
Title:____________________________________



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